UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2025

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03         Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2025, Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), filed a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split of the shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), effective as of 5:00 p.m., Eastern Time, on August 6, 2025 (the “Reverse Stock Split” and the effective time of the Reverse Stock Split, the “Effective Time”). The Certificate of Amendment did not amend the number of authorized shares of Common Stock, which will remain unchanged at 350,000,000 shares. The Common Stock is expected to begin trading on a post-split basis on the Nasdaq Capital Market (“Nasdaq”) as of the open of trading on August 8, 2025. The ticker symbol for the Common Stock will remain “EVTV”. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock has been changed to 29414V 308.

As previously disclosed, the Company’s stockholders approved the Certificate of Amendment to effect the Reverse Stock Split at the Special Meeting of Stockholders held on May 1, 2025 (the “Special Meeting”). Following the Special Meeting, the Company’s Board of Directors determined to effect the Reverse Stock Split at a ratio of 1-for-10.

At the Effective Time, every 10 shares of Common Stock issued and outstanding immediately prior to the Effective Time will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Instead, any fractional shares of Common Stock that would have otherwise resulted from the Reverse Stock Split will be rounded up to the nearest whole share.

Proportional adjustments will be made to the number of shares of Common Stock issuable upon exercise of the Company's outstanding stock options and warrants, as well as the applicable exercise prices, and to the number of shares issuable under the Company’s 2017 Equity Incentive Plan.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01         Regulation FD Disclosure.

On August 6, 2025, the Company issued a press release, announcing the Reverse Stock Split and the ratio for the Reverse Stock Split at 1-for-10. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the corresponding Exhibit 99.1 attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Envirotech Vehicles, Inc., effective August 6, 2025.
99.1	Press release issued by Envirotech Vehicles, Inc., dated August 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date:	August 6, 2025	By:	/s/Phillip Oldridge
Phillip Oldridge Chief Executive Officer